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                                                                    EXHIBIT 99.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Brian P. Anderson, as Senior Vice President and Chief Financial Officer of Baxter International Inc. (the "Company"), certifies, pursuant to 18 U.S.C.
(S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian P. Anderson
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Brian P. Anderson
Senior Vice President and Chief Financial Officer
November 12, 2002

This certification accompanies the Report pursuant to (S)906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of (S)18 of the Securities and Exchange Act of 1934, as amended.